UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23987

LORD ABBETT MUNICIPAL OPPORTUNITIES FUND

(Exact name of Registrant as specified in charter)

30 Hudson Street, Jersey City, New Jersey 07302-4804

(Address of principal executive offices) (Zip code)

Randolph A. Stuzin, Esq.

Vice President and Assistant Secretary

30 Hudson Street, Jersey City, New Jersey 07302-4804

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 9/30

Date of reporting period: 9/30/2025

Item 1:	Report to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett
Municipal Opportunities Fund

For the period ended September 30, 2025

Table of Contents

1	A Letter to Shareholders

3	Investment Comparison

4	Information About Your Fund’s Holdings Presented by Credit Rating

5	Schedule of Investments

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statement of Changes in Net Assets

15	Statement of Cash Flows

16	Financial Highlights

18	Notes to Financial Statements

32	Supplemental Information to Shareholders

Lord Abbett Municipal Opportunities Fund
Annual Report

For the period ended September 30, 2025

From left to right: John Shaffer, Independent Trustee and Chair of the Lord Abbett Alternatives Funds Board of Trustees and Steven F. Rocco, Interested Trustee, President and Chief Executive Officer of the Lord Abbett Alternatives Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Municipal Opportunities Fund for the period ended September 30, 2025. On this page and the following pages, we discuss the major factors that influenced period performance. For detailed and timely information about the Fund, please visit our website at www.lordabbett.com, where you can also access quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates and Fund literature.

Thank you for investing in the Lord Abbett Family of Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Steven F. Rocco
Trustee, President and Chief Executive Officer

The Fund commenced operations on October 22, 2024. For the period of November 7, 2024, performance inception date through September 30, 2025, the Fund returned 7.69%, reflecting performance at the net asset value (NAV) of Class I shares, compared to the 2.02% return of a market index with characteristics similar to those of the Fund, the Bloomberg High Yield Municipal Bond Index*. The Fund’s use of derivatives, which are generally used for hedging, non-hedging, and duration management purposes, contributed to relative performance for the period.

The Fund’s primary investment objective is to seek a high level of income exempt from federal income tax. Capital appreciation is a secondary investment objective. The Fund seeks to achieve its investment objectives by investing primarily in non-investment grade municipal bonds with opportunistic allocations to related sectors.

Security selection within the Health Care, Special Tax, Tobacco, Industrial Development and Local General Obligation sectors contributed to relative performance versus the Bloomberg High

Yield Municipal Bond Index. The Fund’s overweight allocation to BBB-rated bonds also contributed to relative performance. The Fund’s overweight allocation to the Transportation sector and underweight allocation to the Industrial Development and Tobacco sectors detracted from relative performance. The Fund’s lower carry relative to the prospectus benchmark detracted from relative performance over the period.

The municipal yield curve steepened over the period, with shorter maturities experiencing a fall in rates while yields moved higher in longer maturities. Positive factors for the municipal market included healthy demand for municipal bond funds and a strong fundamental backdrop as evidenced by growing tax revenue and positive ratings actions by public ratings agencies. Also supporting the market was the start of interest rate cuts by the U.S. Federal Reserve towards the end of the period. Negative factors included periods of rate volatility, uncertainty driven by the new administration’s fiscal policy plans and a continued increase in municipal bond supply after an above-average year of issuance in the prior year. Against this backdrop, municipal bonds delivered modest returns.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

* The Bloomberg High Yield Municipal Bond Index measures the performance of the long-term tax exempt bond market, including high yield municipal bonds only.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of September 30, 2025. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Municipal Opportunities Fund

Investment Comparison

Below is a comparison of a $1 million investment in Class I shares with the same investment in the Bloomberg High Yield Municipal Bond Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Net Asset Value

for the Period Ended September 30, 2025

Life of Class
Class I2	7.69%
Class A3	6.95%

1 Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

2 Class I shares commenced operations on October 22, 2024 and performance began on November 7, 2024. Performance is at net asset value.

3 Class A shares commenced operations on October 22, 2024 and performance began on November 7, 2024. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.50% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended September 30, 2025, is calculated using the SEC-required uniform method to compute such return.

Portfolio Holdings Presented by Credit Rating

September 30, 2025

Credit Rating:
S&P or Moody’s(a)	%*
AAA	0.34%
AA+	0.73%
AA	1.83%
AA-	4.30%
A+	5.63%
A	4.95%
BBB	0.76%
BBB-	5.56%
BB+	3.94%
BB	0.30%
BB-	3.13%
B	0.84%
B-	1.91%
CCC+	2.28%
CCC	1.12%
NR	62.38%
Total	100.00%

(a)	Investments in investment grade municipal bonds, which are bonds that are rated, at the time of purchase, within the four highest grades assigned by an independent rating agency such as Moody’s, S&P, or Fitch, or an equivalent short-term rating, as applicable, or are unrated by rating agencies but deemed by Lord Abbett to be of comparable quality. Lower rated municipal bonds are rated, at the time of purchase, or an equivalent short-term rating, as applicable, by an independent rating agency or are unrated by rating agencies but deemed by Lord Abbett to be of comparable quality.
*	Represents percent of total investments, which excludes derivatives.

Schedule of Investments

September 30, 2025

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 112.04%

INVESTMENT COMPANIES - CLOSED-END FUND 1.13%
AllianceBernstein National Municipal Income Fund, Inc. (cost $1,192,240)	115,072	$1,248,531

	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount
MUNICIPAL BONDS 110.88%

Corporate-Backed 9.89%
Arkansas Development Finance Authority - Hybar LLC AMT†	7.375%		7/1/2048	NR		$200,000	217,024
California Infrastructure & Economic Development Bank - Desertxpress Enterprises LLC AMT†	9.50%	#(b)	1/1/2065	NR		2,300,000	2,106,667
East Nassau Stewardship District Special Assessment 2025 FL	6.25%		5/1/2056	NR		1,300,000	1,337,341
Hobe-St Lucie Conservancy District Unit of Development No 1A FL	5.875%		5/1/2055	NR		1,500,000	1,521,701
KD52 Community Development District No. 1 Series 2025 Assessment FL	6.125%		5/1/2056	NR		500,000	497,348
Lakewood Ranch Stewardship District Series 2025 Assessment Southeast FL	6.00%		5/1/2056	NR		750,000	765,658
Mobile County Industrial Development Authority - AM/NS Calvert LLC AL AMT	5.00%		6/1/2054	BBB		1,000,000	963,088
New York Liberty Development Corp. - 3 World Trade Center LLC†	7.25%		11/15/2044	NR		300,000	300,237
Ohio Air Quality Development Authority - AMG Vanadium LLC AMT†	5.00%		7/1/2049	B3		1,750,000	1,603,708
Savannah Georgia Convention Center Authority†	6.25%		6/1/2061	NR		1,600,000	1,602,901
Total							10,915,673

Education 12.85%
California Infrastructure & Economic Development Bank(c)	5.25%		5/15/2059	AA		1,235,000	1,321,153
Chester County Health & Education Facilities Authority - Immaculata University PA	4.25%		11/1/2032	BB-	(d)	865,000	805,295
Chester County Health & Education Facilities Authority - Immaculata University PA	5.00%		11/1/2041	BB-	(d)	375,000	326,361

See Notes to Financial Statements.	5

Schedule of Investments (continued)

September 30, 2025

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Education (continued)
Cleveland-Cuyahoga County Port Authority OH†	5.875%	1/1/2049	NR	$2,300,000	$2,263,833
Development Authority of Cobb County - MT Bethel Christian Academy Inc GA†	6.25%	6/1/2064	BB+	1,000,000	1,013,685
Development Authority of The City of Marietta - Life University Inc GA†	5.00%	11/1/2047	Ba3	3,000,000	2,582,728
Florida Higher Educational Facilities Financing Authority - Keiser University Obligated Group†	6.25%	7/1/2055	BB+	3,000,000	2,983,285
Illinois Finance Authority - Benedictine University	5.00%	10/1/2038	BB	450,000	383,637
Illinois Finance Authority - Illinois Institute of Technology†	5.875%	9/1/2046	BB+	1,000,000	993,224
Louisiana Public Facilities Authority - Lafayette Renaissance Charter Academy†	6.375%	6/15/2053	NR	1,500,000	1,513,288
Total					14,186,489

General Obligation 6.56%
Copperleaf Metropolitan District No 5. GO	6.50%	12/1/2055	NR	1,800,000	1,796,654
Grapevine Wash Local District - Grapevine Wash Local District Residential Facilities Fee Revenue UT GO†	6.00%	3/1/2055	NR	1,000,000	921,611
Haymeadow Metropolitan District No. 1 CO GO	6.125%	12/1/2054	NR	3,625,000	3,698,311
Mida Cormont Public Infrastructure District UT GO†	Zero Coupon	6/1/2055	NR	1,000,000	832,060
Total					7,248,636

Health Care 30.11%
Arizona Industrial Development Authority - Navajo Health Foundation-Sage Memorial Hospital Inc Obligated Group†	7.625%	5/1/2054	NR	1,500,000	1,663,903
Berks County Municipal Authority - Tower Health Obligated Group PA	Zero Coupon	6/30/2044	NR	2,218,000	1,569,775
California Municipal Finance Authority - Palomar Health Obligated Group COPS†	5.00%	11/1/2027	B	1,000,000	943,776
California Public Finance Authority - QSH/LB LLC†	6.625%	6/1/2065	NR	1,750,000	1,797,530
California Public Finance Authority - QSH/MB LLC†	6.75%	7/1/2065	NR	2,995,000	3,178,324
Capital Projects Finance Authority - Trilogy Community Development Foundation Inc Obligated Group FL†	7.125%	1/1/2065	NR	1,000,000	993,537

6	See Notes to Financial Statements.

Schedule of Investments (continued)

September 30, 2025

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount	Fair Value
Health Care (continued)
Chester County Health & Education Facilities Authority - Immaculata University PA	5.00%	11/1/2046	BB-	(d)	$300,000	$249,037
County of Washington - Marietta Area Health Care Inc Obligated Group OH	6.75%	12/1/2052	NR		1,000,000	1,032,952
King County Public Hospital District No. 4 WA(e)	6.625%	12/1/2045	NR		1,500,000	1,493,359
King County Public Hospital District No. 4 WA(e)	7.00%	12/1/2060	NR		2,800,000	2,831,387
Louisiana Local Government Environmental Facilities & Community Development Authority - St James Place of Baton Rouge Obligated Group	6.25%	11/15/2045	NR		500,000	490,374
Maryland Health & Higher Educational Facilities Authority(c)	5.00%	7/1/2054	A+		200,000	206,708
Maryland Health & Higher Educational Facilities Authority(c)	5.25%	7/1/2054	A+		200,000	206,708
Moon Industrial Development Authority - Baptist Homes Society Obligated Group PA	5.75%	7/1/2035	NR		400,000	388,888
New Hampshire Business Finance Authority	5.43%	8/15/2035	NR		1,345,000	1,355,366
New Hope Cultural Education Facilities Finance Corp. - SLF CHP LLC TX†	6.50%	7/1/2056	NR		3,400,000	3,156,463
Norman Regional Hospital Authority - Norman Regional Hospital Authority Obligated Group OK	3.25%	9/1/2038	CCC		2,100,000	1,419,845
Orange County Health Facilities Authority - Orlando Health Obligated Group FL	5.25%	10/1/2056	A+		2,000,000	2,081,447
Palomar Health Obligated Group CA	5.00%	11/1/2039	B		135,000	117,575
Public Finance Authority - Munificent Behavioral Hospitals I Inc Obligated Group WI†	7.25%	1/1/2061	NR		1,000,000	1,064,018
Public Finance Authority - QCF Behavioral Hospitals I Obligated Group WI†	Zero Coupon	7/1/2064	NR		168,920,000	1,863,846
Public Finance Authority - QCF Behavioral Hospitals I Obligated Group WI†	7.50%	7/1/2059	NR		250,000	279,479
Public Finance Authority - RBS Evolution LLC WI†	10.00%	11/1/2038	NR		500,000	561,525
Shelby County Health Educational & Housing Facilities Board - Luke Inc Obligated Group TN	5.75%	10/1/2059	NR		1,625,000	1,088,763

See Notes to Financial Statements.	7

Schedule of Investments (continued)

September 30, 2025

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Health Care (continued)
Westchester County Local Development Corp. - Westchester County Health Care Corp Obligated Group NY	7.50%		11/1/2055	NR	$3,000,000	$3,211,509
Total						33,246,094

Housing 4.13%
California Public Finance Authority - P3 Irvine SL Holdings LLC Obligated Group†	6.375%		6/1/2059	NR	3,000,000	2,797,117
New Hampshire Business Finance Authority†	4.168%	#(b)	1/20/2041	NR	1,000,000	754,384
Vail Home Partners Corp. CO†	6.00%		10/1/2064	NR	1,000,000	1,012,757
Total						4,564,258

Multi-Family Housing 2.03%
New Hampshire Business Finance Authority†	4.216%	#(b)	6/20/2049	NR	3,000,000	2,245,053

Other Revenue 0.00%
Commonwealth of Puerto Rico GO	Zero Coupon	#(b)	11/1/2051	NR	1,964	1,328

Pollution Control 2.79%
Pennsylvania Economic Development Financing Authority - Noble Environmental Inc PA†	6.875%		9/1/2047	NR	3,000,000	3,075,419

Special Tax 10.06%
Black Desert Public Infrastructure District Black Desert Assessment Area No 1 UT†	5.625%		12/1/2053	NR	1,500,000	1,504,030
City of North Las Vegas - City of North Las Vegas Special Improvement Dist No 67 Apex Moonwater West NV†	6.75%		6/1/2055	NR	5,000,000	5,009,957
Industrial Development Authority of the City of St. Louis Missouri	4.75%		11/15/2047	NR	1,140,000	980,374
New York City Transitional Finance Authority(c)	5.50%		5/1/2052	AAA	400,000	433,195
New York Transportation Dev. Corp.(c)	6.00%		6/30/2055	Baa3	2,000,000	2,121,221
New York Transportation Development Corp(c)	6.00%		6/30/2050	Baa3	1,000,000	1,065,302
Total						11,114,079

Tax Revenue 2.34%
City of Reno - County of Washoe NV Sales Tax Revenue NV†	Zero Coupon		7/1/2058	NR	6,500,000	1,022,277

8	See Notes to Financial Statements.

Schedule of Investments (continued)

September 30, 2025

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Tax Revenue (continued)
Mida Mountain Village Public Infrastructure District - Military Installation Development Auth Military Recreation Fac Project Area UT Tax Allocation†	6.00%		6/15/2054	NR	$1,125,000	$1,143,857
New York State Dormitory Authority - State of New York Personal Income Tax Revenue(c)	5.25%		3/15/2052	Aa1	400,000	421,303
Total						2,587,437

Tobacco 7.11%
Buckeye Tobacco Settlement Financing Authority OH	5.00%		6/1/2055	NR	2,000,000	1,709,534
California Statewide Financing Authority	Zero Coupon		6/1/2046	NR	500,000	124,045
Golden State Tobacco Securitization Corp. CA	Zero Coupon		6/1/2066	NR	15,000,000	1,597,603
Nassau County Tobacco Settlement Corp. NY	5.00%		6/1/2035	CCC+	1,500,000	1,282,214
Silicon Valley Tobacco Securitization Authority CA	Zero Coupon		6/1/2041	NR	2,000,000	718,763
Tobacco Settlement Financing Corp. VA	5.00%		6/1/2047	B-	2,845,000	2,422,724
Total						7,854,883

Transportation 11.95%
Florida Development Finance Corp. - AAF Operations Holdings LLC AMT†	12.00%	#(b)	7/15/2059	NR	500,000	311,875
Florida Development Finance Corp. - AAF Operations Holdings LLC AMT†	14.00%	#(b)	7/15/2032	NR	250,000	155,938
New Jersey Economic Development Authority - DRP Urban Renewal 4 LLC AMT†	6.625%		1/1/2045	NR	1,250,000	1,292,628
Oklahoma Turnpike Authority(c)	5.50%		1/1/2054	Aa3	5,000,000	5,444,841
Public Finance Authority - Million Air Three Obligated Group WI AMT†	7.00%		9/1/2054	NR	2,000,000	2,126,401
Public Finance Authority - SR 400 Peach Partners LLC WI AMT	5.75%		12/31/2065	Baa3	3,750,000	3,858,622
Total						13,190,305

Utilities 11.06%
Black Belt Energy Gas District AL(c)	5.00%		10/1/2035	A2	6,000,000	6,267,924
Southeast Energy Authority A Cooperative District AL(c)	5.00%		1/1/2056	A1	4,400,000	4,643,378

See Notes to Financial Statements.	9

Schedule of Investments (continued)

September 30, 2025

Investments		Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount	Fair Value
Utilities (continued)
VeVerk Industrial Regional Public Infrastructure Dist Industrial Park Project Area UT†		6.625%	9/1/2047	NR	$1,250,000	$1,299,067
Total						12,210,369
Total Municipal Bonds (cost $120,197,158)						122,440,023

OPTIONS PURCHASED 0.03% (cost $53,536)						30,782
Total Long-Term Investments (cost $121,442,934)						123,719,336

	Interest Rate#	Interest Rate Reset Date(f)	Final Maturity Date
SHORT-TERM INVESTMENTS 2.70%

VARIABLE RATE DEMAND NOTES 1.36%

General Obligation 0.91%
City of New York NY GO	3.700%	10/1/2025	10/1/2046	AA	1,000,000	1,000,000

Utilities 0.45%
New York City Municipal Water Finance Authority – New York City Water & Sewer System NY	3.590%	10/15/2025	6/15/2055	AA+	500,000	500,000
Total Variable Rate Demand Notes (cost $1,500,000)						1,500,000

REPURCHASE AGREEMENTS 1.34%
Repurchase Agreement dated 9/30/2025, 3.750% due 10/1/2025 with Fixed Income Clearing Corp. collateralized by $1,489,400 of U.S. Treasury Note at 3.750% due 4/30/2027; value: $1,514,356; proceeds: $1,484,724 (cost $1,484,569)					1,484,569	1,484,569
Total Short-Term Investments (cost $2,984,569)						2,984,569
Total Investments in Securities 114.74% (cost $124,427,503)						126,703,905
Other Assets and Liabilities – Net(g) (14.74)%						16,272,211
Net Assets 100.00%						$110,431,694
AMT	Income from the security may be subject to Alternative Minimum Tax.
COPS	Certificates of Participation.
NR	Not Rated.
SIFMA	Securities Industry and Financial Markets Association
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At September 30, 2025, the total value of Rule 144A securities was $58,187,412, which represents 52.69% of net assets.

10	See Notes to Financial Statements.

Schedule of Investments (concluded)

September 30, 2025

#	Variable rate security. The interest rate represents the rate in effect at September 30, 2025.
(a)	Unaudited.
(b)	Variable Rate is Fixed to Float: Rate remains fixed or at Zero Coupon until designated future date.
(c)	Municipal Bonds Held in Trust – Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Notes to Financial Statements for details of Municipal Bonds Held in Trust.
(d)	This investment has been rated by Fitch IBCA.
(e)	Securities purchased on a when-issued basis (See Note 2(h)).
(f)	The interest rate reset date shown represents the date in which the Fund has the right to sell a Variable Rate Demand Note (“VRDN”) back to the issuer for Principal Amount. The interest rate on the VRDN is generally reset daily based on the SIFMA Municipal Swap Index.
(g)	Other Assets and Liabilities – Net include net unrealized appreciation/(depreciation) on futures contracts as follows:

Futures Contracts at September 30, 2025:

Type		Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. Long Bond		December 2025	3	Short	$(340,740)	$(349,781)	$(9,041)

OTC Options Purchased at September 30, 2025:

Description	Put/Call	Counterparty	Number of Contracts	Expiration Date	Exercise Price	Notional Amount	Value
CDX.NA.HY.S44	PUT	Goldman Sachs	3,375	6/20/2030	$105	$3,375,000	$612
CDX.NA.HY.S44	PUT	Goldman Sachs	3,875	6/20/2030	105.50	3,875,000	15,920
CDX.NA.IG.S45	PUT	Goldman Sachs	15,000	12/20/2030	0.0075	15,000,000	14,250
Total OTC Options Purchased							$30,782

The following is a summary of the inputs used as of September 30, 2025 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Investment Companies - Closed-End Fund	$1,248,531	$–	$–	$1,248,531
Municipal Bonds(3)	–	122,440,023	–	122,440,023
Options Purchased	–	30,782	–	30,782
Short-Term Investments
Variable Rate Demand Notes	–	1,500,000	–	1,500,000
Repurchase Agreements	–	1,484,569	–	1,484,569
Total	$1,248,531	$125,455,374	$–	$126,703,905

Other Financial Instruments
Futures Contracts
Assets	$–	$–	$–	$–
Liabilities	(9,041)	–	–	(9,041)
Total	$(9,041)	$–	$–	$(9,041)
(1)	Refer to Note 2(a) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry. The table above is presented by Investment Type. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.
(3)	Includes Municipal Bonds held in Trust (See Note 2(e)).

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the period in relation to the Fund’s net assets.

See Notes to Financial Statements.	11

Statement of Assets and Liabilities

September 30, 2025

ASSETS:
Investments in securities, at cost	$124,427,503
Investments in securities, at fair value	$126,703,905
Deposits with brokers for futures collateral	11,100
Receivables:
Interest	1,610,882
Capital shares sold	677,685
From advisor (See Note 4)	96,668
Investment securities sold	2,000
Variation margin for futures contracts	750
Prepaid expenses	43,625
Total assets	129,146,615
LIABILITIES:
Payables:
Trust certificates (See Note 2(e))	13,665,000
Investment securities purchased	4,321,958
Interest expense and fees	82,118
Management fee	54,636
Distribution and Servicing Plan	8,099
Fund administration	3,417
Trustees’ fees	797
Distributions payable	521,414
Accrued expenses	57,482
Total liabilities	18,714,921
Commitments and contingent liabilities (See Note 2(e))	–
NET ASSETS	$110,431,694
COMPOSITION OF NET ASSETS:
Paid-in capital	$108,067,893
Total distributable earnings/(loss)	2,363,801
Net Assets	$110,431,694

Net assets by class:
Class A Shares	$14,177,997
Class I Shares	$96,253,697

Outstanding shares by class:
Class A Shares	1,388,548
Class I Shares	9,427,548

Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):*
Class A Shares-Net asset value	$10.21
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.50%)	$10.47
Class I Shares-Net asset value	$10.21

*	Net asset value may not recalculate due to rounding of fractional shares.

12	See Notes to Financial Statements.

Statement of Operations

For the Period Ended September 30, 2025*

Investment income:
Dividends	$6,961
Interest and other	2,692,427
Total investment income	2,699,388
Expenses:
Management fee	251,523
Distribution and Servicing Plan–Class A	31,686
Interest expense and fees (See Note 2(e))	181,310
Professional	70,586
Shareholder servicing	46,667
Reports to shareholders	27,682
Registration	22,716
Fund administration	15,429
Trustees’ fees	4,531
Custody	1,555
Other	3,966
Gross expenses	657,651
Fees waived and expenses reimbursed (See Note 4)	(348,223)
Net expenses	309,428
Net investment income	2,389,960
Net realized and unrealized gain/(loss):
Net realized gain/(loss) on investments	20,779
Net realized gain/(loss) on futures contracts	6,773
Net change in unrealized appreciation/(depreciation) on investments	2,276,402
Net change in unrealized appreciation/(depreciation) on futures contracts	(9,041)
Net realized and unrealized gain/(loss)	2,294,913
Net Increase in Net Assets Resulting From Operations	$4,684,873

*	For the period October 22, 2024, commencement of operations, to September 30, 2025.

See Notes to Financial Statements.	13

Statement of Changes in Net Assets

INCREASE IN NET ASSETS	For the Period Ended September 30, 2025*
Operations:
Net investment income	$2,389,960
Net realized gain/(loss)	27,552
Net change in unrealized appreciation/(depreciation)	2,267,361
Net increase in net assets resulting from operations	4,684,873
Distributions to Shareholders:
Class A	(228,150)
Class I	(2,092,922)
Total distribution to shareholders	(2,321,072)
Capital share transactions (See Note 12):
Net proceeds from sales of shares	108,479,127
Reinvestment of distributions	709,462
Cost of shares reacquired	(1,120,696)
Net increase in net assets resulting from capital share transactions	108,067,893
Net increase in net assets	110,431,694
NET ASSETS:
Beginning of period	$–
End of period	$110,431,694

*	For the period October 22, 2024, commencement of operations, to September 30, 2025.

14	See Notes to Financial Statements.

Statement of Cash Flows

For the Period Ended September 30, 2025(1)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$4,684,873
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Investments purchased	(146,541,610)
Investments sold and principal repayments	29,693,100
Net increase in short-term investments	(2,984,569)
Net amortization/(accretion) of premium (discount)	(253,687)
Increase in receivable from advisor	(96,668)
Increase in interest receivable	(1,610,882)
Increase in prepaid expenses	(43,625)
Increase in variation margin receivable for futures contracts	(750)
Increase in interest expense and fees payable	82,118
Increase in management fee payable	54,636
Increase in distribution and servicing plan fees payable	8,099
Increase in fund administration fees payable	3,417
Increase in trustees’ fees payable	797
Increase in accrued expenses	57,482
Net realized (gain)/loss on investments	(20,779)
Net change in unrealized (appreciation)/depreciation on investments	(2,276,402)
Net Cash Used in Operating Activities	(119,244,450)
CASH FLOWS FROM FINANCING ACTIVITIES:
Cost of shares reacquired	$(1,120,696)
Distributions to shareholders	(1,090,196)
Net proceeds from sales of shares	107,801,442
Proceeds from trust certificates	15,165,000
Repayment of trust certificates	(1,500,000)
Net Cash Provided by Financing Activities	(119,255,550)
Net change in cash	$11,100
Cash and restricted cash beginning of period	$–
Cash and restricted cash end of period	$11,100
Supplemental disclosure of cash flow information:
Cash paid for interest expense	$99,192
Reinvestment of distributions	709,462
Reconciliation of cash and restricted cash to the Statement of Assets and Liabilities, ending balance:
Cash	$–
Deposits with brokers for futures collateral	$11,100
Total cash and restricted cash ending balance	$11,100

(1)	For the period October 22, 2024, commencement of operations, to September 30, 2025.

See Notes to Financial Statements.	15

Financial Highlights

		Per Share Operating Performance:

		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain	Total from investment operations	Net investment income	Net asset value, end of period
Class A
10/22/2024 to 9/30/2025(d)	$10.00	$0.52	$0.15	$0.67	$(0.46)	$10.21
Class I
10/22/2024 to 9/30/2025(d)	10.00	0.58	0.16	0.74	(0.53)	10.21

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Class A does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for Class I assumes the reinvestment of all distributions.
(c)	Interest expense, if applicable, relates to the liability for trust certificates issued in conjunction with tender option bond trusts.
(d)	Commenced on October 22, 2024.
(e)	Not annualized.
(f)	Annualized.

16	See Notes to Financial Statements.

		Ratios to Average Net Assets:								Supplemental Data:
Total return(b) (%)		Total expenses after waivers and/or reim- bursements (includes interest expense)(c) (%)		Total expenses after waivers and/or reim- bursements (excludes interest expense)(c) (%)		Total expenses (%)		Net investment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

6.84	(e)	1.45	(f)	1.00	(f)	2.37	(f)	5.50	(f)	$14,178	60	(e)

7.58	(e)	0.71	(f)	0.25	(f)	1.60	(f)	6.21	(f)	96,254	60	(e)

See Notes to Financial Statements.	17

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Municipal Opportunities Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that continuously offers its common shares (the “Shares”) and is operated as an interval fund. The Fund was organized as a Delaware statutory trust on July 3, 2024. The Fund had a sale to Lord, Abbett & Co. LLC (“Lord Abbett”) of 10,000 shares of common stock for $100,000 ($10.00 per share). The Fund commenced operations on October 22, 2024.

The Fund’s primary investment objective is to seek a high level of income exempt from federal income tax. Capital appreciation is a secondary investment objective. Currently, the Fund offers three classes of Shares: Class A, Class I and Class U. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class I and Class U shares. Class U shares have not commenced operations.

The Fund will not list its Shares for trading on any securities exchange. There is currently no secondary market for its Shares and the Fund does not expect any secondary market to develop for its Shares. Shareholders of the Fund are not able to have their Shares redeemed or otherwise sell their Shares on a daily basis because the Fund is an unlisted closed-end fund. In order to provide liquidity to shareholders, the Fund is structured as an interval fund and conducts quarterly repurchase offers for a portion of its outstanding Shares.

Basis of Preparation

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Segment Reporting

An operating segment is defined in FASB Accounting Standards Update (“ASU”) 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available.

The CODM for the Fund is Lord Abbett through its Management, Investment and Operating Committees, which are responsible for assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment based on the fact that the CODM monitors the operating results of the Fund as a whole and that the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the Fund’s Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Statement of Cash Flows and Financial Highlights.

Notes to Financial Statements (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Trustees (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord Abbett as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a pricing committee (the “Pricing Committee”) that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities, financial instrument dealers and other market sources to determine fair value.

Fixed Income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and ask prices is used. Swaps, options and options on swaps (“swaptions”) are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use observable inputs such as yield curves, broker quotes, observable trading activity, option-adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value. Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day.

Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy

Notes to Financial Statements (continued)

classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of September 30, 2025 and, if applicable, Level 3 rollforwards for the period then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

(b)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A and Class I shares bear their class-specific share of all expenses and fees relating to the Fund’s Distribution and Servicing Plan.

(c)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. The Fund will begin to file tax returns for the tax year ended September 30, 2025.

(d)	Investment Income–Dividend income, if any, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, in the Statement of Operations. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(e)	Municipal Bonds Held in Trust–The Fund may invest in leveraged residual certificates (“TOB Residuals”) issued by tender option bond trusts (“TOBs”). A TOB is established by a third party sponsor forming a special purpose entity into which the Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (trust certificates), which are sold to third party investors, and residual certificates, which are generally issued to the Fund which made the transfer or to affiliates of the Fund. The Fund’s transfer of the municipal securities to a TOB is accounted for as a secured borrowing, therefore the municipal securities deposited into a TOB are presented as investments in the Fund’s Schedule of Investments and the proceeds from the transactions are reported as a liability for trust certificates on the Statement of Assets and Liabilities. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by the Fund on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Fund. The floating rate certificates have

Notes to Financial Statements (continued)

interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by the Fund include the right of the Fund (1) to cause the holders of a proportional share of floating rate certificates to tender their certificates at par and (2) to transfer a corresponding share of the municipal securities from the TOB to the Fund. The TOB may also be terminated without the consent of the Fund upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors.

The following is a summary of the Fund’s liability for trust certificates, range of interest rates for such certificates and the aggregate value of the underlying municipal securities transferred to TOBs as of September 30, 2025, as well as the average trust certificates for the period ended September 30, 2025:

Liability for Trust Certificates	Interest Rate or Range of Interest Rates	Underlying Municipal Bonds Transferred to TOBs	Average Trust Certificates Outstanding
$13,665,000	2.89% - 3.27%	$22,131,733	$7,158,750

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate municipal bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Fund’s investment in TOB Residuals likely will adversely affect the Fund’s net investment income and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Fund’s NAV per share. The carrying value of the Fund’s liability for Trust certificates approximates its fair value.

If measured at fair value, the amounts would be level 2 in the fair value hierarchy on September 30, 2025.

While the Fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Fund to borrow money for purposes of making investments. The Fund’s management believes that the Fund’s restrictions on borrowings do not apply to TOB transactions, accounted for as secured borrowings.

(f)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

Due to the absence of a master netting agreement related to the Fund’s participation in repurchase agreements, no offsetting disclosures have been made on behalf of the Fund.

Notes to Financial Statements (continued)

(g)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains/(losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(h)	When-Issued Municipal Bonds–The Fund may purchase new issues of municipal bonds, which are generally offered on a when-issued basis. Payment and delivery may take place after customary settlement period for that security.

3.	DERIVATIVE TRANSACTIONS

Derivatives–During the period, the Fund used derivative instruments including futures contracts and options purchased in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing the Fund to close out their position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value, as recorded on the Statement of Assets and Liabilities.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark-to-market gains to the Fund.

Futures Contracts–The Fund may enter into futures contracts to manage and hedge interest rate risk associated with portfolio investments. Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or

Notes to Financial Statements (continued)

securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Net change in unrealized appreciation/(depreciation) on futures contracts on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Fund to equity price, foreign exchange and interest rate risks. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

Options–During the period, the Fund purchased over-the-counter put or call options on securities, stock indices, currencies and other financial instruments for hedging purposes, to enhance portfolio returns and reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or

Notes to Financial Statements (continued)

offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Realized and net change in unrealized gains and losses on purchased options are included in Net realized and Net change in unrealized appreciation/(depreciation) on investments, respectively, in the Fund’s Statement of Operations.

Summary of Derivatives Information–As of September 30, 2025, the Fund had the following derivatives at fair value, grouped into appropriate risk categories and respective location on the Statement of Assets and Liabilities:

Asset Derivatives	Statement of Assets and Liabilities Location	Interest Rate Contracts	Credit Contracts
Options Purchased	Investments in securities, at fair value		$30,782
Liability Derivatives
Futures Contracts(1)	Unrealized depreciation on futures contracts	$9,041

(1)	Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table presents the effect of derivatives for the Fund on the Statement of Operations for the period ended September 30, 2025:

	Statement of Operations Location	Interest Rate Contracts	Credit Contracts
Amount of Realized Gain/(Loss) on Derivatives
Futures Contracts	Net realized gain/(loss) on futures contracts	$6,773
Options Purchased	Net realized gain/(loss) on investments		$(9,140)
Amount of Change in Unrealized Appreciation/(Depreciation) on Derivatives
Futures Contracts	Net change in unrealized appreciation/(depreciation) on futures contracts	$(9,041)
Options Purchased	Net change in unrealized appreciation/(depreciation) on investments		$(22,754)
Average Derivatives volume calculated based on the number of contracts or notional amounts
Futures Contracts		2
Options Purchased			$2,968,750

Disclosures About Offsetting Assets and Liabilities–The FASB requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts

Notes to Financial Statements (continued)

subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
OTC Options Purchased	$30,782	$–	$30,782
Total	$30,782	$–	$30,782

	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Goldman Sachs	$30,782	$–	$–	$–	$30,782
Total	$30,782	$–	$–	$–	$30,782

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets/(liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of September 30, 2025.

4.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio. The management fee is accrued daily and payable monthly.

The management fee is based on the Fund’s average daily total managed assets at an annual rate of .60%. Total managed assets includes total assets of the Fund (including assets attributable to any inverse floating rate securities, reverse repurchase agreements, dollar roll transactions, or similar transactions, borrowings and preferred shares that may be outstanding, if any) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar roll transactions, or similar transactions, and borrowings). During the period when the Fund is using leverage, the management fee paid to Lord Abbett will be higher than if the Fund does not use leverage because the management fee paid is calculated based on the Fund’s total assets, which include the assets purchased through leverage.

For the period ended September 30, 2025, the effective management fee, net of any applicable waiver, was at an annualized rate of .00% of the Fund’s average daily net assets.

Notes to Financial Statements (continued)

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets. The fund administration fee is accrued daily and payable monthly.

For the period ended September 30, 2025, and continuing through January 31, 2027, Lord Abbett has contractually agreed to waive all or portion of its management fee and, if necessary, waive all or a portion of its administration fee and reimburse the Fund’s other expenses to the extent necessary so that the total net operating expenses for each class excluding certain of the Fund’s expenses, do not exceed an annual rate of .25%.

Distribution and Servicing Plan

The Fund has adopted a Distribution and Servicing Plan for Class A Shares and Class U Shares pursuant to Rule 12b-1 under the 1940 Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The distribution and service fees are accrued daily and payable monthly. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A	Class U
Service	.25%	.25%
Distribution	.50%	.50%

*	The Fund may designate a portion of the aggregate fees attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. sales charge limitations.

Class I does not have a distribution plan.

Distributor

The Distributor is the principal underwriter and distributor of the Fund’s Shares pursuant to a distribution agreement (the “Distribution Agreement”) with the Fund. The Distributor is a wholly-owned subsidiary of Lord Abbett. The Distributor does not participate in the distribution of non-Lord Abbett managed products. The Distributor acts as the distributor of Shares for the Fund on a best efforts basis, subject to various conditions, pursuant to the terms of the Distribution Agreement. The Distributor is not obligated to sell any specific amount of Shares of the Fund. The Fund may impose repurchase fees of up to 2.00% on Shares accepted for repurchase that have been held for less than one year.

Commissions

The Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, during the period ended September 30, 2025:

Distributor Commissions	Dealers’ Concessions
$–	$192,153

One Trustee and certain of the Fund’s officers have an interest in Lord Abbett.

5.	DISTRIBUTIONS AND TAX INFORMATION

Dividends are paid from net investment income, if any. Capital gain distributions are paid from taxable net realized gains from investments transactions, reduced by allowable capital loss carryforwards, if any. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The

Notes to Financial Statements (continued)

amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the period ended September 30, 2025 was as follows:

Fund	Tax-Exempt Income	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Municipal Opportunities Fund	$2,239,264	$81,808	$ –	$ –	$2,321,072

As of September 30, 2025, the components of distributable earnings/(loss) on a tax basis were as follows:

Fund	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Net Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Temporary Differences	Total Distributable Earnings/ (Loss)
Municipal Opportunities Fund	$540,823	$ –	$ –	$ –	$2,345,189	$(522,211)	$2,363,801

As of September 30, 2025, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) for the Fund are shown below. The difference between book-basis and tax basis unrealized appreciation/(depreciation) is attributable to the tax treatment of certain securities, other financial instruments, amortization of premium, and wash sales.

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Municipal Opportunities Fund	$110,684,675	$3,377,348	$(1,032,159)	$2,345,189

6.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) during the period ended September 30, 2025 were as follows:

U.S. Government Purchases	Non-U.S. Government Purchases	U.S. Government Sales	Non-U.S. Government Sales
$ –	$150,498,892	$ –	$29,393,732

7.	TRUSTEES’ REMUNERATION

The Fund’s officers and one Trustee, who are associated with Lord Abbett, do not receive any compensation from the Fund for serving in such capacities. Independent Trustees’ fees are allocated among certain Lord Abbett-sponsored closed-end funds primarily based on the relative net assets of each fund.

8.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

Notes to Financial Statements (continued)

9.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income, if any, in the Fund’s Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of September 30, 2025, the Fund did not have any securities on loan.

10.	REPURCHASE OFFERS

In order to provide liquidity to shareholders, the Fund has adopted a fundamental investment policy to make quarterly offers to repurchase its outstanding shares at NAV per share, reduced by any applicable repurchase fee. Subject to applicable law and approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 7.5% of the Fund’s outstanding Shares at NAV, which is the minimum amount permitted. For the period ended September 30, 2025, the results of the repurchase offers were as follows:

Repurchase Request Deadline	Repurchase Pricing Date	Amount Repurchased	Number of Shares Repurchased (all classes)	Percentage of Outstanding Shares Repurchased
January 28, 2025	January 28, 2025	$ 5,664	558	0.06%
April 22, 2025	April 22, 2025	736,137	75,572	1.90%
July 22, 2025	July 22, 2025	378,895	38,782	0.54%

Repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective and will tend to increase the Fund’s expense ratio per common share for remaining shareholders. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell

Notes to Financial Statements (continued)

investments. If the Fund employs investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. Also, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, the Board may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline (as defined in the Fund’s Prospectus). In the event that the Board determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. Consequently, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Shares is determined. In addition, the repurchase of Shares by the Fund may be a taxable event to shareholders, potentially including even shareholders who do not tender any Shares in such repurchase.

11.	INVESTMENT RISKS

The Fund’s performance and the fair value of its investments will vary in response to changes in interest rates and other market factors. As interest rates rise, the Fund’s investments typically will lose value. This risk is usually greater for long-term bonds and particularly for TOB Residuals. As a result, the Fund, to the extent it invests in long-term bonds and TOB Residuals, is subject to such greater market risk. During periods of falling interest rates, the Fund’s investments may gain value.

Additional risks that could reduce the Fund’s performance or increase volatility include, in alphabetical order, artificial intelligence risk, business continuity risk, call risk, credit default swaps risk, credit risk, counterparty risk, cyber security risk, defaulted bonds risk, derivatives risk, distressed debt risk, distribution risk, extension risk, fixed income securities risk, floating rate interest risk, governmental risk, investments in other investment companies risk, issuer risk, leverage risk, liquidity risk, market and portfolio management risks, market disruption and geopolitical risk, municipal securities risk, new fund risk, non-diversification risk, operational risk, private placements risk, repurchase offers risk, risk of regulatory changes, state and territory risks, tax treatment risks, taxability risk, tender option bond risk, valuation risk, and zero coupon, deferred interest, pay-in-kind, and capital appreciation bonds risk. Credit risk varies among states based upon the economic and fiscal conditions of each state and the municipalities within the state.

There is the risk that an issuer of a municipal bond may fail to make timely payments of principal or interest to the Fund, a risk that is greater with municipal bonds rated below investment grade (sometimes called “lower rated bonds” or “junk bonds”). The Fund invests a portion of its assets in such bonds. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. Junk bonds are considered predominantly speculative by traditional investment standards. In addition, the market for lower rated municipal bonds generally is less liquid and more volatile than the market for higher rated bonds, subjecting them to greater price fluctuations which could result in losses.

Notes to Financial Statements (continued)

The Fund may invest in private activity bonds (sometimes called “AMT paper”). The credit quality of AMT paper usually is directly related to the credit standing of the private user of the facilities.

The Fund may invest in TOB Residuals. A TOB Residual, sometimes referred to as an inverse floater or a residual interest bond (“RIB”), is a type of derivative debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another specific fixed-rate security. Changes in the interest rate on the specific fixed-rate security inversely affect the residual interest paid on the TOB Residual, with the result that when interest rates rise, TOB Residuals’ interest payments are lowered and their value falls faster than securities similar to the specific fixed-rate security. When interest rates fall, not only do TOB Residuals generally provide interest payments that are higher than securities similar to the specific fixed-rate security, but their values generally also rise faster than such similar securities.

In addition, loss may result from the Fund’s investments in certain derivative transactions such as futures contracts, swap transactions, interest rate caps, TOB Residuals and similar transactions. These instruments may be leveraged so that small changes may produce disproportionate and substantial losses to the Fund. They also may increase the Fund’s interest rate risk.

The Fund may purchase securities on a forward commitment or when-issued basis. Delivery and payment for such securities can take place a month or more after the transaction date. During this period such securities are subject to market fluctuations.

Geopolitical and other events, such as war, acts of terrorism, tariffs and other restrictions on trade, natural disasters, the spread of infectious illnesses, epidemics and pandemics, environmental and other public health issues, supply chain disruptions, inflation, recessions or other events, and governments’ reactions to such events, may lead to increased market volatility and instability in world economies and markets generally and may have adverse effects on the performance of the Fund and its investments.

A widespread health crisis, such as a global pandemic, could cause substantial market volatility, impact the ability to complete redemptions, and adversely impact Fund performance. For example, the effects to public health, business and market conditions resulting from the COVID-19 pandemic have had, and may in the future have, a significant negative impact on the performance of the Fund’s investments, including exacerbating other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

It is difficult to accurately predict or foresee when events or conditions affecting the U.S. or global financial markets, economies, and issuers may occur, the effects of such events or conditions, potential escalations or expansions of these events, possible retaliations in response to sanctions or similar actions and the duration or ultimate impact of those events. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance and your investment in the Fund.

These factors, and others, can affect the Fund’s performance.

Notes to Financial Statements (concluded)

12.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

	For the period ended September 30, 2025(a)
Class A Shares	Shares	Amount
Shares sold	1,455,278	$14,512,839
Reinvestment of distributions	253	2,551
Shares reacquired	(66,983)	(652,937)
Increase	1,388,548	$13,862,453
Class I Shares
Shares sold	9,405,060	$93,966,288
Reinvestment of distributions	70,417	706,911
Shares reacquired	(47,929)	(467,759)
Increase	9,427,548	$94,205,440

(a)	For the period October 22, 2024 (commencement of operations) to September 30, 2025.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Lord Abbett Municipal Opportunities Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Lord Abbett Municipal Opportunities Fund (the “Fund”), including the schedule of investments, as of September 30, 2025, the related statements of operations, cash flows, and changes in net assets, and the financial highlights for the period from October 22, 2024, commencement of operations, to September 30, 2025, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, and the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for the period from October 22, 2024, commencement of operations, to September 30, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2025, by correspondence with the custodian and counterparties; when replies were not received from counterparties, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

New York, New York

November 25, 2025

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord Abbett is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Name (Year of Birth)	Position Held (Length of Time Served)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees

John Shaffer (1966)	Chair and Trustee (since 2024)	Co-Head of the Americas’ Credit Sales at Goldman Sachs (2007–2014); Head of America’s Credit Sales at Merrill Lynch (2001–2006).	4	Advisory Council Member of Strategic Partners (2021–2023).

Lisa Shalett (1966)	Trustee (since 2024)	Managing Partner, Head of Strategic Innovation at Brookfield Asset Management (2018–2019); Partner at Goldman Sachs (2002–2015) and formerly other roles (1995–2002); and Co-Founder of Extraordinary Women on Boards (since 2021).	4	Currently Board member of PennyMac Financial Services (since 2020), MPower Partners (since 2021), and FTAC Emerald Acquisition Corp. (since 2021); Board member of AccuWeather (2019–2023); Board member of Bully Pulpit Interactive (2017–2022); and Board member of PerformLine (2015–2019).

Sharon French (1965)	Trustee (since 2025)	President and CEO of SunAmerica Asset Management, LLC and AIG Life & Retirement Funds (2019–2021).	4	Board member of BNY/Newton Investment Management (2021–Q4 2025); Board member of Seasons Series Trust (2019–2021); Board member of SunAmerica Series Trust (2019–2021).

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information (unaudited)

The percentages below reflect the portion of ordinary income distributions paid during the period ended September 30, 2025 that is tax-exempt dividend income.

Fund Name	Tax-Exempt Dividends
Municipal Opportunities Fund	96%

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Municipal Opportunities Fund	MOPPS-2 (11/25)

(b) Not applicable.

Item 2:	Code of Ethics.
(a)	In accordance with applicable requirements, the Registrant has adopted a Sarbanes-Oxley Code of Ethics that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended 9/30/2025 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3:	Audit Committee Financial Expert.
The Registrant’s board of trustees has determined that each of the following independent trustees who are members of the audit committee is an audit committee financial expert: Sharon French, John Shaffer and Lisa Shalett. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended September 30, 2025 and 2024 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2025	2024
Audit Fees {a}	$70,000	- 0 -
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	70,000	- 0 -

Tax Fees	- 0 -	- 0 -
All Other Fees {b}	- 0 -	- 0 -

Total Fees	$70,000	- 0 -

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended September 30, 2025 and 2024 consist of fees for services related to the recovery of excess dividend withholding taxes in certain jurisdictions.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chair, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chair will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended September 30, 2025 and 2024 were:

	Fiscal year ended:
	2025	2024
All Other Fees {a}	$260,000	$250,000

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended September 30, 2025 and 2024 were:

	Fiscal year ended:
	2025	2024
All Other Fees	$ - 0 -	$ - 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

(i) Not Applicable.

(j) Not Applicable.

Item 5:	Audit Committee of Listed Registrants.
Not applicable.

Item 6:	Investments.
(a)	The Registrant’s “Schedule I – Investments in securities of unaffiliated issuers” as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7:	Financial Statements and Financial Highlights for Open-End Management Investment Companies.
Not applicable.

Item 8:	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.
Not applicable.

Item 9:	Proxy Disclosures for Open-End Management Investment Companies.
Not applicable.

Item 10:	Remuneration Paid to Directors, Officers, and Others for Open-End Management Investment Companies.
Not applicable.

Item 11:	Statement Regarding Basis for Approval of Investment Advisory Contract.
The Fund’s Board of Trustees did not approve any investment advisory contract during the Fund’s most recent fiscal half-year.

Item 12:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated proxy voting responsibilities to the Fund’s investment adviser, Lord Abbett, subject to the Board of Trustees’ general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett’s proxy voting policies and procedures is attached hereto as Exhibit 19(c).

Item 13:	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Investment Team

As of the date of filing this Report:

Name	Since	Recent Professional Experience
Daniel S. Solender	Inception	Mr. Solender joined Lord Abbett in 2006 and is Partner, Director of Tax Free Fixed Income at Lord Abbett. Mr. Solender is responsible for the oversight of all of Lord Abbett’s Tax-Free Fixed Income investment activities, including portfolio management, research, and trading. He also serves as the lead Portfolio Manager for the firm’s Tax-Free Fixed Income strategies. In addition, Mr. Solender serves on the firm’s Investment Committee. His previous experience includes serving as Vice President and Portfolio Manager at Nuveen Investments; Principal and Portfolio Manager at Vanguard Group; and Financial Analyst/Assistant Manager, Research and Product Development at Citibank. He has worked in the financial services industry since 1987. He earned a BA in history from Columbia

University and an MBA from the University of Chicago. He also is a holder of the Chartered Financial Analyst® (CFA) designation.

Gregory M. Shuman	Inception	Mr. Shuman joined Lord Abbett in 2010 and was named Partner in 2022. He is responsible for contributing to the management for Lord Abbett’s tax-free strategies and is also responsible for managing Lord Abbett’s Municipal Bond Research team. In this role, he provides guidance to the research analysts and oversight of the rigorous process involved in identifying securities for all of the tax free fixed-income portfolios managed by the firm. Prior to his current role, he served as Portfolio Analyst and Associate Portfolio Manager on the municipal bond team. He has worked in the financial services industry since 2010. He earned a BA in economics from Harvard University and is a holder of the Chartered Financial Analyst® (CFA) designation.

Christopher T. English	Inception	Mr. English joined Lord Abbett in 2010 and was named Senior Managing Director in 2024. He is responsible for contributing to the management for Lord Abbett’s tax-free strategies. His previous experience includes serving as Paralegal at Levy & Halperin, LLP. Prior to his current role he was a Portfolio Analyst and Associate Portfolio Manager on the municipal bond team. He has worked in the financial services industry since 2010. He earned a BA in economics from Columbia University and is a holder of the Chartered Financial Analyst® (CFA) designation.

(a)(2) Other Accounts Managed by Portfolio Managers

The following table sets forth information about the other accounts managed by the Fund’s portfolio managers as of September 30, 2025.

Included in the Registered Investment Companies category are those U.S.-registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. The Other Accounts category encompasses retirement and benefit plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by financial intermediaries unaffiliated with Lord Abbett.

	Number of Registered Investment Companies	Total Assets ($MM)	Number of Other Pooled Investment Vehicles	Total Assets ($MM)	Number of Other Accounts	Total Assets ($MM)
Daniel S. Solender	9	19,759.45	0	0	11,843	13,981.62
Gregory M. Shuman	5	12,219.27	0	0	7,261	7,710.11
Christopher T. English	1	5,152.13	0	0	8,067	9,520.27

None of the registered investment companies, pooled investment vehicles or other accounts listed above are subject to an advisory fee that is based on the performance of the account.

Conflicts of interest may arise in connection with the portfolio managers’ management of the investments of the Fund and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities between the Fund and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the Fund’s transactions to the advantage of other accounts and to the detriment of the Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures Relating to Client Brokerage and Soft Dollars, as well as Evaluation of Proprietary Research Policy and Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients, including the Funds. Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have material non-public information. Lord Abbett is not affiliated with a full service broker-dealer and, therefore, does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment banking functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Funds and the investments of the other accounts in the table referenced above.

(a)(3) Portfolio Manager Compensation

The discussion below describes the portfolio managers’ compensation as of September 30, 2025.

When used in this section, the term “fund” refers to the Fund, as well as any other registered investment companies, pooled investment vehicles, and accounts managed by a portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of a salary, bonus, and profit-sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation, and competitive market rates, as well as the portfolio manager’s leadership and management of the investment team.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the returns, and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior leaders may evaluate the Fund’s performance against one or more benchmarks from among the Fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indices disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indices within one or more of the Fund’s peer groups (as defined from time to time by third party investment research companies), as well as the Fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s one-, three-, and five-year investment returns on a pre-tax basis versus the benchmark. Finally, there is a component of the bonus that rewards leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s deferred compensation plan. Depending on the employee’s level they will receive either an award under the Managing Director Award Plan or the Investment Capital Appreciation Plan. Both of these plans, following a three-year qualification period, provide for a deferred payout over a five-year period. The plan’s earnings are based on the overall average net asset growth of the firm as a whole or percentile performance of our funds against benchmarks as a whole. Lord Abbett believes these incentives focus portfolio managers on the impact their Fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount.

(a)(4) Securities Ownership of Portfolio Managers

The following table indicates the dollar range of securities beneficially owned by each portfolio manager in the Fund he or she manages, as of September 30, 2025. This table includes the value of securities beneficially owned by such portfolio managers through 401(k) plans and certain other plans or accounts, if any.

Ownership of Securities	Aggregate Dollar Range of Securities*
Daniel S. Solender	Over $1,000,000
Gregory M. Shuman	Over $1,000,000
Christopher T. English	$100,001 - $500,000

*	Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.

(b) Portfolio Manager Changes Since Most Recent Annual Report

None.

Item 14:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No purchases were made during the reporting period by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 15:	Submission of Matters to a Vote of Security Holders.

During the period ended September 30, 2025, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 16:	Controls and Procedures.
(a)	The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a)	The Fund did not participate in any securities lending activities during its most recently completed fiscal year.

(b)	Citibank, N.A. (“Citi”) serves as securities lending agent for the Fund and in that role administers the Fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Fund and Citi.

Item 18:	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19:	Exhibits.
(a)(1)	The Lord Abbett Alternatives Funds Sarbanes-Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of EX-99.CODEETH.

(a)(2)	Not applicable.

(a)(3)	Certification of each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(a)(4)	Not applicable.

(a)(5)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is provided as a part of EX-99.906CERT.
(c)	The Registrant’s Proxy Voting Policies and Procedures are attached hereto in response to Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT MUNICIPAL OPPORTUNITIES FUND

By:	/s/ Steven F. Rocco
Steven F. Rocco
President and Chief Executive Officer (Principal Executive Officer)

Date: November 25, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Steven F. Rocco
Steven F. Rocco
President and Chief Executive Officer (Principal Executive Officer)

Date: November 25, 2025

By:	/s/ Michael J. Hebert
Michael J. Hebert
Chief Financial Officer and Treasurer (Principal Financial Officer)

Date: November 25, 2025